Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:	3/17/97

1. Amount of principal paid or distributed:
  (a) Class A Certificates:		0
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		0
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates
"2, Floating Allocation Percentage for such
 Collection Period (Non-Principal Collection):"		50.32%
"2a, Floating Allocation Percentage for such
 Collection Period (Principal Collection):"		20.75%
"3, Principal Allocation Percentage for such Collection Period:"		N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:		"1,663,734.00"
	4.16	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		"117,094.15"
	4.32	"per $1,000 original"
		principal amount of Class A
		Certificates

5. Investor Default Amount for such Distribution Date:		"(9,838.45)"

"6. Required Subordination Draw Amount, if any,"
    for the preceding Collection Period (or for such Distribution Date):		0.00
7. Amount of:
  (a) Investor Charge-Offs for the preceding Collection Period:		0.00
  (b) Reimbursements of Investor Charge-Offs for the 		0.00
               preceding Collection Period:
8.  Amount of Class A Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0.00
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b)  Balance:		0.00
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
9.  Amount of Class B Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0.00
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates
  (b)  Balance:		0.00
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates

10. Pool Balance at end of related Collection Period		"880,475,647.54"
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:		"400,000,000.00"
  (b) Outstanding principal amount of Class B Certificates:		"27,125,000.00"
  (c) Certificate Balance:		"427,125,000.00"
  (d) Pool Factor for Class A Certificates:		1.00
  (e) Pool Factor for Class B Certificates:		1.00
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous
 Distribution Date to this Distribution Date:		5.44%
       (2)  Net Receivables Rate 		9.65%
  (b) Class A Rate:		5.56%
  (c) Class B Rate:		5.77%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period
		"711,875.00"
	1.666666667	"per $1,000 original"
	principal amount of Certificates
  (b) Excess Servicing Fee being distributed and remaining balance (if any):
      (1) Distributed:		"(1,954,518.70)"
	(4.58)	"per $1,000 original"
	principal amount of Certificates
      (2) Balance:		0
	0.00	"per $1,000 original"
	principal amount of Certificates
14.  Invested Amount on this Distribution
Date (after giving effect to all distributions
       which will occur on such Distribution Date):		"427,125,000.00"
15.  The Available Subordinated Amount
             On the immediately preceding Distribution Date:		"35,451,177.98"
             On this Distribution Date:		"35,348,299.41"
16.  The Incremental Subordinated Amount
 on the immediately preceding Determination Date
		"10,495,299.41"
17.  The Reserve Fund Balance for this Distribution Date:		"2,135,625.00"

18.  The Excess Funding Account Balance for this Distribution Date:		0.00

19.  Amount in the Excess Funding Account
at the beginning of an Early Amortization
      Period or Initial Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:
  (b) Class B Certificates (only if Class A
Certificates have been paid in full):
20. The Collection Account balance with
respect to this Distribution Date:		"92,746,290.80"

21.  An Early Amortization Event has occurred:		No

22.  The Servicer has elected not to
extend the Initial Principal Payment Date:		No
23. The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
such three-month period is:		0.05%

24. Three-Month Payment Rate for the three (3) consecutive Collection Periods included in the period from Novemeber 1997 to January 1997
     Three month Payment Rate:
     November:		17.03%
     December:		13.39%
     January:		16.48%
     Three month Average Payment Rate:		15.63%
A Three-Month Payment Rate Trigger has occurred:		No

25. Portfolio Yield :		11.65%

26. Inventory Aging as of the end of the Collection Period:
                           0-120 days		57.59%
                          120-180 days		17.12%
                          180-270 days		11.67%
                          Over 270		13.62%

27. Optional removal of Receivables aged greater than 450 days		0.00
28. Eligible Investments on deposit in the Excess
Funding Account and amounts on deposit
in the Excess Funding Accounts for all other
 Series on the Distribution Date as a percentage
of the assets of the Trust:		0.00
     Has an asset composition Event Occurred:		No

29. Cumulative amount of 491 Day Aged Receivables
made Ineligible during Collection Period:		"7,634,977.44"
      Cumulative amount of 491 Day Aged Receivables
 made Ineligible from Closing Date to
"          current Collection Period (pre June 1, 1998)
 or during current Origination Period "
"          (post May 31, 1998):"
      Put Limit:		"80,908,551.64"
      Has an Early Amortization Event Occurred:		No

30. Principal Amount of Receivables subject to a Participation Interest
at end of Collection Period:		0.00
31. Product Line Breakdown
         Bombardier:		46.22%
         Marine:		30.61%
         Recreational Vehicles:		5.46%
         CEA:		4.37%
         Manufactured Housing:		11.09%
         Other:		2.25%
                 Total:		1
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:
      Concentration:		0.00
      Industry Overconcentrations:		0.00
      Dealer Overconcentrations:		"20,445,365.81 "
      Manufacturer Overconcentrations:		0.00
                 Total Overconcentration Amounts:		"20,445,365.81 "
33. Total Investor Default Amount allocable
to 1997-1 for Collection Period:		"(9,838.45)"
34. Total Investor Default Amount at end of
 Collection Period relating to non payment
of at least $150 of interest due more than 90 days:
35. Amount of Receivable purchased by the
trust at a discount during Collection Period:		0.00
36. Has an automatic Addition of Accounts Occurred:		No
37. Pool data on Receivables added as Automatic Account Additions		None
Prepared by:   James Dolan
Director of Treasury